CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

COMPARATIVE BALANCE SHEET

                                                                   As of July 27,       As of August 24,
ASSETS                                                                  2002                  2002
------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
 Cash and cash equivalents                                                   $ (6,515)             $ 32,807
 Accounts receivable, net of reserves                                         390,312               231,872
 Notes receivable                                                             350,000               350,000
 Inventories                                                                  669,568               650,856
 Prepayments                                                                   45,433                41,850
------------------------------------------------------------------------------------------------------------

     Total current assets                                                   1,448,798             1,307,385
------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
 Machinery and equipment                                                    1,335,080             1,335,080
 Less accumulated depreciation                                             (1,098,418)           (1,104,493)
------------------------------------------------------------------------------------------------------------

     Net property and equipment                                               236,662               230,587
------------------------------------------------------------------------------------------------------------

     Total assets                                                         $ 1,685,460           $ 1,537,972
============================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------------------------

CURRENT LIABILITIES
 Notes payable                                                               $ 21,316             $ (53,317)
 Accounts payable                                                           2,238,335             2,257,910
 Deferred revenues                                                             91,547                66,451
 Deferred gain, current portion                                                    --                    --
 Accrued liabilities:
  Salaries and benefits                                                       131,707               137,037
  Warranty reserve                                                            290,541               286,359
  Restructuring reserve                                                     1,075,537             1,075,537
  Other                                                                       213,540               201,785
------------------------------------------------------------------------------------------------------------

     Total current liabilities                                              4,062,523             3,971,762
------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.50 par value, 5,000,000 shares authorized,
     1,328,565 shares issued and outstanding                                  664,283               664,282
 Additional paid-in capital                                                   809,599               809,599
 Accumulated other comprehensive income                                        50,871                50,871
 Pre-bankruptcy retained earnings (accumulated deficit)                    (4,244,414)           (4,244,414)
 Post-bankruptcy retained earnings                                            342,598               285,872
------------------------------------------------------------------------------------------------------------

     Total stockholders' equity (deficit)                                  (2,377,063)           (2,433,790)
------------------------------------------------------------------------------------------------------------

     Total liabilities and stockholders' equity                           $ 1,685,460           $ 1,537,972
============================================================================================================

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

PROFIT & LOSS STATEMENT

                                                As of July 27,        As of August 24,      3rd Quarter
                                                     2002                   2002           Total - 2002
                                                -------------------------------------------------------
 Sales:
        Domestic                                  $ 187,401               $ 181,554          $ 368,955
        International                               104,648                  49,434            154,082
                                                -------------------------------------------------------
             Total sales                            292,049                 230,988            523,037

 Cost of Goods Sold:
        Direct costs                                178,572                 138,032            316,604
             Direct margin %                           38.9%                   40.2%              39.5%
        Variance                                     (3,216)                  9,220              6,004
        Engineering burden                           (6,890)                   (131)            (7,021)
        Production burden                            15,962                  21,079             37,041
        Warranty                                        (28)                  2,051              2,023
        Inventory obsolescence                           --                      --                 --
                                                -------------------------------------------------------
             Total cost of goods sold               184,398                 170,252            354,651
                  Gross profit %                       36.9%                   26.3%              32.2%

        Commissions                                  16,003                  16,894             32,897
        Marketing and sales expense                  35,381                  41,725             77,106
        Research & development                       30,135                  40,238             70,373
                                                -------------------------------------------------------
        Total contribution costs                    265,919                 269,109            535,028
                                                -------------------------------------------------------
             Contribution margin                     26,130                 (38,121)           (11,991)
                  Contribution margin %                 8.9%                  (16.5)%             (2.3)%

 Other Expenses:
        Allocated selling expense                    11,833                  13,759             25,592
        G & A expense                                52,031                  22,479             74,510
                                                -------------------------------------------------------
             Total other expenses                    63,865                  36,238            100,103
                  Percent of sales                     21.9%                   15.7%              19.1%
        Interest                                      1,200                   1,199              2,399
                                                -------------------------------------------------------
 Earnings from Operations                           (38,935)                (75,558)          (114,492)
       Percent of sales                               (13.3)%                 (32.7)%            (21.9)%

        Misc. (Income)/Expense                      (11,710)                (18,832)           (30,542)
                                                -------------------------------------------------------
 Profit before Taxes                                (27,225)                (56,726)           (83,950)
       Percent of sales                                (9.3)%                 (24.6)%            (16.1)%

 Provision for Income Taxes                              --                      --                 --
                                                -------------------------------------------------------
 Profit after Taxes                               $ (27,225)              $ (56,726)         $ (83,950)
       Percent of sales                                (9.3)%                 (24.6)%            (16.1)%
                                                =======================================================

   CASE NAME:   RESEARCH INCORPORATED
   CASE NUMBER:   02-40309
   CASH RECEIPTS & DISBURSEMENTS (CALENDAR)

                                                                        FOR PERIOD          FOR PERIOD         QUARTER
                                                                        JULY 1 - 31        AUGUST 1 - 31        TOTAL
                                                                       -------------       -------------    -------------
 1 CASH-BEGINNING OF MONTH                                              $ 27,209.36         $ 60,670.85      $ 27,209.36
              RECEIPTS FROM OPERATIONS                                                                              0.00
 2 CASH SALES                                                                    --                  --             0.00
 3    LESS: CASH REFUNDS                                                         --                  --             0.00
                                                                ---------------------------------------------------------
 4 NET CASH SALES                                                                --                  --             0.00
              COLLECTIONS OF ACCTS REC.                                                                             0.00
 5 PRE-PETITION                                                           17,743.14           19,613.94        37,357.08
 6 POST-PETITION                                                         419,237.41          334,827.16       754,064.57
 7 OTHER                                                                         --                  --             0.00
                                                                ---------------------------------------------------------
 8 TOTAL OPERATING RECEIPTS (LINES 4+5+6+7)                              436,980.55          354,441.10       791,421.65
              NON-OPERATING RECEIPTS                                                                                0.00
 9 LOANS/ADVANCES/TRANSFERS                                              365,000.00          275,000.00       640,000.00
10 SALE OF ASSETS                                                                --                  --             0.00
11 OTHER (TRANSFER FROM OLD OPERATING ACCT)                                                                         0.00
12 OTHER                                                                   7,450.22           14,976.79        22,427.01
                                                                ---------------------------------------------------------
13 TOTAL NON-OPERATING RECEIPTS (LINES 9+10+11+12)                                                            662,427.01
                                                                ---------------------------------------------------------
14 TOTAL RECEIPTS (LINES 8+13)                                           809,430.77          644,417.89     1,453,848.66
                                                                ---------------------------------------------------------
15 TOTAL CASH AVAILABLE (LINES 14+1)                                     836,640.13          705,088.74     1,481,058.02



              OPERATING DISBURSEMENTS:
16 NET PAYROLL                                                            62,319.17           93,551.10       155,870.27
17 PAYROLL TAXES-PAID                                                     28,218.62           41,980.99        70,199.61
18 SALES, USE & OTHER TAXES PAID                                           4,414.33            2,059.93         6,474.26
19 SECURED/RENTAL/LEASES                                                  23,227.44           23,487.88        46,715.32
20 UTILITIES                                                               2,872.58            3,928.84         6,801.42
21 INSURANCE                                                               4,085.73           54,112.20        58,197.93
22 INVENTORY PURCHASES                                                   129,314.95           81,431.47       210,746.42
23 VEHICLE EXPENSE                                                               --                  --             0.00
24 TRAVEL                                                                  2,296.31            7,037.92         9,334.23
25 ENTERTAINMENT                                                                 --              378.50           378.50
26 REPAIRS & MAINTENANCE                                                     852.26              906.24         1,758.50
27 SUPPLIES                                                                1,343.29            1,871.45         3,214.74
28 ADVERTISING                                                                   --                  --             0.00
29 401k to MN Life/United Way/Dependent Care                               8,957.06           10,982.78        19,939.84
30 OTHER:  Freight                                                         5,871.27            4,376.75        10,248.02
31 OTHER:  Commissions                                                    13,283.91           12,826.94        26,110.85
32 OTHER:  Misc                                                           17,385.22            3,996.31        21,381.53
33 OTHER:   LOAN PAYDOWN                                                 444,430.77          369,417.89       813,848.66
                                                                ---------------------------------------------------------
34 TOTAL OPERATING DISBURSEMENTS                                         748,872.91          712,347.19     1,461,220.10
                REORGANIZATION EXPENSES:                                                                            0.00
35 PROFESSIONAL FEES                                                      19,596.37            8,191.00        27,787.37
36 U.S. TRUSTEE QUARTERLY FEES                                             7,500.00                  --         7,500.00
37 OTHER:  Moving Expenses                                                       --                  --             0.00
38 OTHER:                                                                        --                  --             0.00
                                                                ---------------------------------------------------------
39 TOTAL REORGANIZATION EXPENSES                                          27,096.37            8,191.00        35,287.37
                                                                ---------------------------------------------------------
40 TOTAL DISBURSEMENTS (LINES 34+39)                                     775,969.28          720,538.19     1,496,507.47
                                                                ---------------------------------------------------------
41 CASH-END OF MONTH                                                    $ 60,670.85        $ (15,449.45)      (15,449.45)
                                                                =========================================================

CASE NAME:   RESEARCH INCORPORATED
CASE NUMBER:  02-40309

                                                            LOCKBOX            PAYROLL         INVEST ACCT       GENERAL DIP
                                                           ACCT # ***          ACCT #            ACCT #            ACCT #
                                                          ------------      ------------      ------------      ------------
BANK RECONCILIATIONS  -  AUGUST                           336 998 1448      351 470 1314      150 418 1013      336 997 8907
BALANCE PER BANK STATEMENT                                $   8,419.62      $   5,000.00      $   1,502.15      $  63,504.63
ADD:  DEBITS BY BANK, NOT ON RI TIL NEXT MONTH               83,956.49                --                --         57,124.76
ADD:  SERVICE CHARGES
ADD:  ADVANCES NOT ON RI BOOKS TIL NEXT MONTH                                                                             --
SUBTRACT:  OUTSTANDING CHECKS                                       --                --                --        (19,624.28)
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH          (92,076.11)               --                --        (75,000.00)
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                               --                --                --                --
SUBTRACT:  INTEREST EARNED                                          --                --                --                --
                                                          ------------      ------------      ------------      ------------
END OF MONTH BANK BALANCE                                 $     300.00        $ 5,000.00      $   1,502.15      $  26,005.11

PER BOOKS                                                 $         --        $ 5,000.00      $   1,502.15      $  26,005.11

*** NOTE: MCF CARRIES $300.00 BALANCE WHICH RI DOESN'T RECORD ON OUR BOOKS IN NEW LBOX ACCT #336 998 1448.

                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                             BASED ON CALENDAR MONTH

          CASE NUMBER: 02-40309
            CASE NAME: Research Incorporated

INSIDERS:
--------------------------------------------------------------------------------------------
                         Type of
         Name          Compensation          Jul-02       Aug-02       Sep-02     Qtr Total
--------------------------------------------------------------------------------------------
Bruce Bailey           Travel, meals     $  2,353.03  $  1,586.23               $  3,939.26
Bruce Bailey           Salary               8,376.92    12,565.38                 20,942.30
Brad Yopp              Salary               9,000.00    13,500.00                 22,500.00
Brad Yopp              Travel, meals                                                     --
Claude Johnson         Board Fees           2,952.00       176.00                  3,128.00
John Collwell          Board Fees           1,400.00       400.00                  1,800.00
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
Total Payments to
  Insiders:                              $ 24,081.95  $ 28,227.61  $        --  $ 52,309.56
--------------------------------------------------------------------------------------------


PROFESSIONALS:
--------------------------------------------------------------------------------------------
                         Type of                                                  Quarter
         Name          Compensation          Jul-02       Aug-02       Sep-02      Total
--------------------------------------------------------------------------------------------
Kinney & Lange         Patents           $    690.00                            $    690.00
Lindquist & Vennum     Legal Fees                                                         -
Divine,Scherzer&Brody  Audit                          $  8,191.00                  8,191.00
Bradley J Martinson    Legal Fees          18,906.37                              18,906.37
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
                                                                                         --
Total Payments to
  Professionals:                         $ 19,596.37  $  8,191.00  $        --  $ 27,787.37
--------------------------------------------------------------------------------------------

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

POST PETITION PAYROLL TAX STATUS

                                                             AMT W/H OR
                                           BEGINNING          ACCRUED                             ENDING
               FEDERAL                     TAX LIAB.       AUGUST 1 - 31        AMT PAID         TAX LIAB.
               --------                  -------------     -------------     -------------     -------------
WITHHOLDING                              $          --     $   15,270.07     $   15,270.07     $          --
FICA-EMPLOYEE                                       --         10,289.46         10,289.46                --
FICA-EMPLOYER                                       --         10,289.44         10,289.44                --
UNEMPLOYMENT (FUTA)                                 --                --                --                --
INCOME                                              --                --                --                --
OTHER                                               --                --                --                --
                                         -------------     -------------     -------------     -------------
TOTAL FEDERAL TAXES                      $          --     $   35,848.97     $   35,848.97     $          --


                STATE
                -----
WITHHOLDING                              $          --     $    6,097.00     $    6,097.00     $          --
SALES                                         1,980.32          1,042.02          2,059.93            962.41
EXCISE                                              --                --                --                --
UNEMPLOYMENT (SUI)                                  --             35.02             35.02                --
OTHER                                               --                --                --                --
REAL PROPERTY                                       --                --                --                --
PERSONAL PROPERTY                                   --                --                --                --
OTHER                                               --                --                --                --
                                         -------------     -------------     -------------     -------------
TOTAL STATE & LOCAL TAXES                $    1,980.32     $    7,174.04     $    8,191.95     $      962.41

TOTAL TAXES DUE                          $    1,980.32     $   43,023.01     $   44,040.92     $      962.41


LIST ANY PRE-PETITION TAXES PAID DURING REPORTING PERIOD:
                                        FEDERAL          WITHHOLDING                           $          --
                                        FEDERAL          FICA-EMPLOYEE                                    --
                                        FEDERAL          FICA-EMPLOYER                                    --
                                        FEDERAL          UNEMPLOYMENT                                     --
                                        STATE            WITHHOLDING                                      --
                                        STATE            UNEMPLOYMENT                                     --
                                                                                               -------------
                                                                                               $          --

EXPLAIN THE REASON FOR ANY PAYMENT OF PRE-PETITION TAXES:




EXPLAIN THE REASON ANY POST-PETITION TAXES ARE PAST-DUE:

              POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
                             BASED ON CALENDAR MONTH
                               AUGUST 1 - 31, 2002
                     Case Name: 02-40309
                  Case Number: Research Incorporated

------------------------------------------------------------------------------------------
                                         SCHEDULED
                                      MONTHLY/QRTLY/Y
POST-PETITION SECURED                  EARLY PAYMENT        AMOUNT PAID
   LEASES PAYABLE                           DUE            DURING MONTH       TOTAL UNPAID
------------------------------------------------------------------------------------------
ADAGER                                  $    360.00        $    360.00        $         --
------------------------------------------------------------------------------------------
ADT                                                                                     --
------------------------------------------------------------------------------------------
AT&T                                         310.60             310.60                  --
------------------------------------------------------------------------------------------
AVAYA                                                               --                  --
------------------------------------------------------------------------------------------
CAZARIN                                      116.00             116.00                  --
------------------------------------------------------------------------------------------
CITICAPITAL                                  373.54             373.54                  --
------------------------------------------------------------------------------------------
CONTINENTAL PROPERTY GROUP                       --                 --                  --
------------------------------------------------------------------------------------------
DUN & BRADSTREET                                 --                 --                  --
------------------------------------------------------------------------------------------
FIRST INDUSTRIAL                          16,168.40          16,168.40                  --
------------------------------------------------------------------------------------------
INFINITY ACCESS                                  --                 --                  --
------------------------------------------------------------------------------------------
IMATION                                          --                 --                  --
------------------------------------------------------------------------------------------
INSIGHT                                          --                 --                  --
------------------------------------------------------------------------------------------
IOS CAPITAL                                      --                 --                  --
------------------------------------------------------------------------------------------
KEY EQUIPMENT                                    --                 --                  --
------------------------------------------------------------------------------------------
METRO SALES                                  492.03             492.03                  --
------------------------------------------------------------------------------------------
O'PIN SYSTMES                                    --                 --                  --
------------------------------------------------------------------------------------------
ORBIT SOFTWARE                               360.00             360.00                  --
------------------------------------------------------------------------------------------
ORIX CREDIT ALLIANCE SCHLEUNIGER INC             --                 --                  --
------------------------------------------------------------------------------------------
IMAGISTICS (PITNEY BOWES)                    473.13             473.13                  --
------------------------------------------------------------------------------------------
PITNEY BOWES CREDIT                          321.42             321.42                  --
------------------------------------------------------------------------------------------
QWEST                                      1,749.85           1,749.85                  --
------------------------------------------------------------------------------------------
RCM DATA CORPORATION                             --                 --                  --
------------------------------------------------------------------------------------------
THE ASSOCIATES                                   --                 --                  --
------------------------------------------------------------------------------------------
VASKE COMPUTERS                              832.00             832.00                  --
------------------------------------------------------------------------------------------
VERISIGN                                         --                 --                  --
------------------------------------------------------------------------------------------
VERIZON                                       66.13              66.13                  --
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
TOTAL DUE                                                                     $         --
------------------------------------------------------------------------------------------

Case Name:  Research, Inc.
Case #:  02-40309


ACCOUNTS RECEIVABLE AGING


        AGING                8/24/2002
        -----               ------------
0-30 DAYS                   $ 213,312.89
31-60 DAYS                     43,243.07
61-90 DAYS                     11,634.18
91+ DAYS                       14,370.52
                            ------------
TOTAL A/R                   $ 282,560.66

Case Name:  Research, Inc.
Case Number:  02-40309

                    AGING SCHEDULE OF POST-PETITION PAYABLES
                    ----------------------------------------
                                    31-Aug-02

                                                    CURRENT
                                                   0-30 DAYS       31-60 DAYS      61-90 DAYS     91-120 DAYS
                                                  -----------     -----------     -----------     -----------
AGREN ASCHER                                      $  1,566.27
APPLEBEE CHURCH                                   $     19.50
BENNETT & COMPANY
BORDER STATES
BRAC                                                 1,189.00
BRETT ASSOCIATES                                        54.00
BUSCH ELECTRONICS                                    1,291.00
CENTURY TOOL                                                                          (915.00)
CLAUDE JOHNSON                                         464.00
COOPERATIVE PLATING
DAWSON & ASSOCIATES                                  1,924.17
ELO                                                  2,911.90
FABER-RENOFF                                            40.68
FAIRVIEW MACHINE                                                                                      (155.00)
FASTENAL CO                                            172.83
PRIME INDUSTRIAL                                        33.00
PRECISION CONTROL SYSTEMS                            1,528.30
MICRON METALWORKS                                     (190.75)         (45.00)
INDUSTRIAL PROFILE SYSTEMS                                                                            (867.17)
INTERNATIONAL CERTIFICATION                          3,900.00
INSTRUMENTATION SERVICES                                                                              (407.60)
INSTRUMENTATION SYSTEMS                              8,500.56
JJ GALLEHER                                          2,171.75
JOHN G COLWELL                                         800.00
JORDAN MARLAR HALE                                     118.70
MS MICHAELS                                            195.00
KINNEY & LANGE                                                          75.00           27.00           40.50
LINDQUIST & VENNUM                                   2,977.20        1,026.00        2,412.00        4,064.37
MSI ENGINEERING                                      1,828.78
NORTHWEST POWER PRODUCTS                             1,407.29
ORBIT
PATRICK & DOUGLAS                                      637.50
PIEKUNKA SERVICES
PYROMATIC                                                                                             (924.80)
QCON                                                   187.23
ROGER SETTERGREN                                       252.00
ROBERTS ENGINEERING
SEASTROM                                               622.60
SONEKO
SYNERGETIC                                                             229.50          106.00       (1,887.85)
THE CHRISTENSEN GROUP
TYCO                                                    24.50
THERMAL WAVE                                         2,863.04
VERIZON
UNITED ELECTRIC                                        121.78       (2,316.78)          79.98        1,232.10
XCEL ENERGY                                          2,397.57


                                             ----------------------------------------------------------------
                                                  $ 40,009.40     $ (1,031.28)    $    785.18     $  2,019.35
                                             ================================================================

                                  QUESTIONNAIRE



Case Name:  RESEARCH, INC.
            --------------

United States Bankruptcy Court District of MINNESOTA
                                           ---------

Case Number:  02-40309                                 Division
              --------

Month:  AUGUST 2002
        -----------

1.    Taxes:

      Are all post-petition payroll, state and federal taxes current?
                  Yes ( X )      No (    )

      Are all post-petition income taxes, state and federal current?
                  Yes ( X )      No (    )

      Are all other post-petition taxes current?
                  Yes ( X )      No (    )

      If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2.    Insurance:

      Are workers compensation, general liability and other necessary insurance in effect?
                  Yes ( X )      No (    )

      Are all premium payments current?
                  Yes ( X )      No (    )

      PLEASE ITEMIZE ALL POLICIES:

                                                                              INSTALLMENT
                                                           EXPIRATION           PAYMENT           PERIOD            PAID
      TYPE OF POLICY             CARRIER                      DATE              AMOUNT           COVERED          THROUGH
--------------------------------------------------------------------------------------------------------------------------
A.    Worker Compensation        Berkley Risk              12/8/2002          $  1,192.00         Month          8/31/2002

B.    Group Medical              Preferred One             Aug. 2003          $ 16,909.15         Month          8/31/2002

C.    Group Dental               Health Partners/          Aug. 2003          $  1,505.84         Month          8/31/2002
                                 Group Health

D.    Property & Liability       Chubb                     9/30/2002          $  1,655.14         Month          8/31/2002

E.    Life Insurance             Unum Life Ins. Co.         6/1/2003          $  1,668.16         Month          8/31/2002
--------------------------------------------------------------------------------------------------------------------------

         Questionnaire Continued on Next Page

3.    Have any payments been made to any pre-petition creditors?
                  Secured              Yes (   )      No ( X )
                  Priority             Yes ( X )      No (   )
                  Unsecured            Yes (   )      No ( X )

      If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).

      Payment of $526.00 was made to the State of Minnesota, Department of Revenue on June 6, 2002 for state income taxes due for the twelve month period ended September 30, 2001.

4.    Have any assets been sold outside the normal course of business?
                  Yes (   )      No ( X )

      If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.

5. Have all funds been deposited in and disbursed from the chapter 11 debtor bank accounts?
                  Yes ( X )      No (    )

6.    Are all post-petition accounts receivable due from non-related parties?
                  Yes ( X )      No (    )

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?

      We are in the process of putting together a plan that includes a third party investor that has been recommended by both the creditors committee and the company's board of directors. A Reorganization Plan and Debtor's Disclosure Statement is expected to be filed with the court shortly. Concurrently, we expect to sign a Stock Purchase Agreement with the third party that would be effective with the final confirmation of the Plan.

                         Debtor/Trustee's Certification























      Name of Attorney:          MICHAEL MEYER
      Address:                   4545 IDS CENTER
                                 80 SOUTH EIGHTH ST.
      City, State, Zip:          MINNEAPOLIS, MN 55402
      Telephone:                 (612) 317-4745

      I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.


      Signed:          /s/ Brad Yopp                    Title: PRESIDENT, CFO
                  -----------------------
                  (Original Signature)

                  BRAD YOPP                             Date: SEPTEMBER 13, 2002